UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 4, 2013

Citigroup Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

399 Park Avenue, New York, New York 10022
(Address of principal executive offices) (Zip Code)

(212) 559-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.

Current Report on Form 8-K

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

4.01	Exchange Agreement, dated February 4, 2013, between Citigroup Inc. and the United States Department of the Treasury.

4.02	Form of Note for the Company’s 4.050% Subordinated Notes due July 30, 2022.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2013	CITIGROUP INC.

	By:	/s/Martha D. Bailey
Martha D. Bailey
Assistant Secretary

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Exhibit Index

Exhibit No.	Description

4.01	Exchange Agreement dated February 4, 2013 between Citigroup Inc. and the United States Department of the Treasury.

4.02	Form of Note for the Company’s 4.050% Subordinated Notes due July 30, 2022.

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